The Q1 2026 Investor Update should be read in conjunction with the Q1 2026 Earnings Release issued on April 22, 2026. Investor Update Q1 2026 Exhibit 99.2

First Quarter 2026 Highlights

Delivering positive momentum

Earnings Performance

$0.80	+ 81%	+ 32%	3.26%
+ 86% YoY	YoY	YoY	+ 58 bps YoY
EPS	**PPNR[1] Growth**	**NII Growth**	**Net Interest Margin**
4 consecutive quarters of growth	*6 consecutive quarters of growth*	*8 consecutive quarters of growth*	*+ 45 bps over the last six months*

- Sustained earnings momentum with EPS of $0.80 up 16% QoQ and 86% YoY
- Sixth consecutive quarter of core earnings[1] growth, up 10% QoQ and 81% YoY, driven by continued NII growth and moderate expense growth
- Margin expansion continues in a meaningful way, with NIM expanding 18 bps QoQ to 3.26%, up 45 bps over the past 6 months and 106 bps from its recent low in Q1 2024
- Sustained positive operating leverage with efficiency ratio improving for a **sixth** consecutive quarter to 67%

Banking & Wealth Momentum

+ 12%	+ 32%	- 39%
Q1 Annualized	Q1 Annualized	YoY
Loan Growth	**NIB DDA Growth**	**Nonperforming Assets**
Consistent production	*Up 30% YoY*	*3 consecutive quarters of improvement*

- Consistent balance sheet growth and execution driven by strong relationship-focused activity
- **683 NIB DDA accounts opened and funded in Q1; growth of $116 million represented 49% of the $238 million in total deposit growth**
- Asset quality continues to improve with nonperforming assets declining for a third consecutive quarter to 0.77%
- **Strong wealth momentum continues with $227 million of new business inflows**
- Proactive capital actions enhance flexibility and support continued growth: preferred equity issuance, subordinated debt redemption, and bond optimization

See page 19 for notes and important information.

PEAPACK-GLADSTONE FINANCIAL CORPORATION
2

Quarterly Earnings Momentum Continuing to deliver shareholder value Sustained earnings momentum, with EPS of $0.80, up 16% QoQ and 86% YoY Sixth consecutive quarter of core earnings1 growth, up 10% QoQ and 81% YoY Operating leverage sustained, with efficiency ratio improving for a sixth consecutive quarter to 67% Margin expansion continues, with NIM increasing 18 bps QoQ to 3.26% and up 45 bps over the last six months and 58 bps YoY Credit costs remain manageable, with provision reflecting loan growth and specific reserves on a limited number of loans Results have led to TBVPS growth of 14% YoY ($ in millions, except per share data) See page 19 for notes and important information. Key Observations +81% YoY +86% YoY +58 bps YoY +14% YoY

Metro New York Expansion Timeline Strategic investments made during industry stress is creating long-term value Annualized PPNR ($ millions) March 2023 – July 2023: Three large bank failures and rapid increase in Fed Funds bring industry-wide volatility April 2024: Hired 13 teams and leadership for NYC May 2023: Hired a team of seasoned bankers in NYC April 2024 – Present: Execution & Inflection April 2025: NYC financial center Flagship opened The decision to expand in New York City during industry stress has translated into: Earnings inflection following NYC launch Summer 2025: Hired new Head of CRE, Head of Equipment Finance, Senior Wealth Advisors, and 6 Long Island Teams January 2025: Rebranded as Peapack Private Bank & Trust Enhanced funding profile Balance sheet remix Disciplined lending Margin expansion Expense normalization Positive operating leverage

Proactive Capital Actions to Support Growth TBVPS growth creates shareholder value $30 million convertible preferred issuance executed in Q1, with the flexibility to call up to an additional $20 million Minimal execution costs and immediate capital benefit, with strong alignment to long-term strategy providing up to $20 million of additional growth capital Common Equity Tier 1 improved meaningfully QoQ through organic capital generation and RWA management Tier 1 grew above 11.0% following the preferred equity issuance, enhancing capital flexibility and capacity for growth Subordinated debt replaced with higher-quality Tier 1 capital, improving overall capital efficiency Positions the balance sheet to support continued loan growth at attractive spreads Optimization & Flexibility Pro Forma Impact of additional $20MM Impact of preferred issuance 14% TBVPS Growth over LTM See page 19 for notes and important information.

Deposit Trends

NIB DDA represents 67% of deposit growth over LTM

($ in billions)



$6.3
$6.4
$6.6
$6.6
$6.8
$ 1.6
$ 1.7
$ 1.8
$ 1.7
$ 1.7
$ 3.5
$ 3.5
$ 3.5
$ 3.5
$ 3.6
$ 1.2
$ 1.2
$ 1.3
$ 1.4
$ 1.5
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
NIB DDA
IB DDA
Non-DDA
30%
NIB Growth over LTM



Number of Newly Opened & Funded NIB DDA
800
400
0
529
515
636
598
683
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
~600
Average # of NIB DDA Accounts opened per quarter

See page 19 for notes and important information.

Key Trends & Impacts

- Continued deposit momentum, with core relationship deposits[1] increasing $238 million and total deposits eclipsing $6.8 billion
- 49% of deposit growth in Q1 was NIB, demonstrating successful relationship-focused growth and continued improvement in funding quality
- Granular and consistent client acquisition, with 683 NIB DDA accounts opened and funded in the quarter, above recent quarterly averages
- Funding mix continues to improve with NIB deposits now representing 23% of total deposits, up from 17% 24 months ago
- Disciplined and growing deposit franchise, supporting strong betas and continued margin expansion

Peapack-Gladstone Financial Corporation
6

Loan Trends Consistent growth focused on our strengths in C&I and CRE Consistent loan growth, with total loans increasing $184 million QoQ, reaching $6.4 billion Disciplined relationship driven approach, supporting growth at attractive risk-adjusted spreads Our core competency in C&I continues to be a growth engine, up 11% over the last twelve months and comprises 43% of loans Mix shift toward C&I reduces reliance on non-relationship Multifamily and improves diversification Diversification across 386 distinct industries provides portfolio resilience Diversified Across 386 NAICS Codes Gross Loans1 $6.4 billion $6.3 $6.4 $5.7 $5.8 $6.0 ($ in billions) 11% C&I Growth YoY +12% YoY Loan Growth See page 19 for notes and important information. Loan Growth & Mix

Net Interest Income Consistently delivering positive operating leverage & NII growth See page 19 for notes and important information. Key Observations NII growth continued in Q1 driven by balance sheet expansion and improved funding mix NIM of 3.26%, up 18 bps QoQ, reflects disciplined pricing and deposit mix benefits Deposit growth continues to drive the funding remix, with 49% of deposit growth in the quarter in NIB DDA Incremental spread for the quarter was 3.75%1 NIM is up 106 bps since its recent trough in Q1 2024 Loan production at attractive spreads support revenue growth and operating leverage Strong deposit franchise support ongoing stability

Wealth Management AUM/AUA remained stable despite volatile market conditions Sustained Long-Term Growth Track record of sustained long-term growth, achieving a 10% CAGR over the past three years. Strength and Scalability Market leader with $13.1 billion in assets under management and administration at quarter end, despite market volatility in Q1. High Value Client Relationships Average client relationship size of $4.6 million highlights Peapack Private’s focus on high net worth and ultra high net worth individuals and families. Strong Profitability and Operating Leverage Delivered a 41% EBITDA margin in FY 2025, illustrating disciplined cost management and operating efficiency. Comprehensive and Integrated Wealth Offering Peapack Private provides a holistic suite of services, including financial planning, investment management, trust and fiduciary services, and estate and tax planning — all grounded in personalized advice. Performance Insights $16.5 YTD Revenue +10% AUM/AUA Growth

Balance Sheet Strength 94% loan-to-deposit ratio and over $5.0 billion of available liquidity (~65% of total assets) reflect a strong and flexible position Core relationship deposits1 now fund 99% of loans, a meaningful shift in the balance sheet over the past several quarters Funding mix continues to improve through steady growth in operating and NIB deposits During the quarter, liquidity was strategically deployed into loan growth within core lending businesses at attractive spreads No reliance on brokered deposits, and minimal use of short-term borrowings See page 19 for notes and important information. By the Numbers +29%3 + 56%3 + 44%3

Credit Quality Problem loans remain well-controlled 30-89 Days Past Due / Gross Loans Nonperforming Assets / Total Assets Disciplined credit management and workout activity continue to drive improvement in classified and nonaccrual loans Nonperforming assets declined for a third consecutive quarter to 0.77% of total assets, down $9 million in Q1 and down $56 million over the last three quarters Early-stage delinquencies increased modestly in the quarter, largely driven by one relationship, and remain at manageable levels relative to total loans Problem loan trends remain contained with no evidence of broad-based credit deterioration ACL coverage of total loans remains stable at 1.04%, providing solid protection against residual credit risk Special Mention Loans / Gross Loans Key Observations 1 1 1 See page 19 for notes and important information.

Rent-Regulated Multifamily Continues to remain resilient with no evidence of systemic deterioration $1.8 billion Multifamily Portfolio Portfolio continues to run off with limited new originations focused on fully-banked relationships Isolated credit migration with recent increases in early-stage delinquencies and special mention loans driven by a single relationship; underlying collateral performance is generally stable Overall exposure remains manageable and represents a relatively small portion of the balance sheet Core portfolio anchored by experienced operators with significant ownership basis, supporting underlying credit quality New York Rent Regulated Multifamily Key Observations

Positioned for Long-Term Growth & Compelling Returns Boutique alternative to large banks in the Metro New York region. Anchored by a scarce and valuable $13.1 billion wealth management franchise. Expansion strategy has transformed our liquidity profile and creates a scalable foundation for future growth. Wealth management and spread income creates a platform for earnings durability. Commercial & Industrial relationships are delivering disciplined loan growth and core deposits. Continued expansion of our $2.8 billion commercial lending business, complementary treasury management platform, and sell-side advisory services supports deeper client engagement and revenue growth. Investments in technology and artificial intelligence are enhancing operating efficiency, driving innovation and supporting the delivery of white glove client experience, with a focus on governance. We remain laser-focused on cultivating a strong client-centric culture, independently affirmed by industry recognition: ABA Best Banks To Work For eight years in a row. Crain’s 2024 and 2025 Best Places to Work in NYC.

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial condition and operating results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2026 and beyond; 3) our ability to successfully integrate wealth management firm and team acquisitions; 4) our ability to successfully integrate our expanded employee base; 5) an unexpected decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 6) declines in our net interest margin caused by the interest rate environment and/or our highly competitive market; 7) adverse changes in securities markets; 8) impact from a pandemic event on our business, operations, customers, allowance for credit losses and capital levels; 9) higher than expected increases in our allowance for credit losses; 10) changes in the methodology and assumptions used to calculate the allowance for credit losses; 11) higher than expected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans or charge-offs; 12) inflation and changes in interest rates, which may adversely impact our margins and yields, reduce the fair value of our financial instruments, reduce our loan originations and lead to higher operating costs; 13) decline in real estate values within our market areas; 14) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 15) the imposition of tariffs or other domestic or international governmental policies and retaliatory responses; 16) the impact of any federal government shutdown; 17) the failure to maintain current technologies and/or to successfully implement future information technology enhancements; 18) successful cyberattacks against our IT infrastructure and that of our IT and third-party providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 22) our inability to successfully generate new business in new geographic markets, including our expansion into New York City and Long Island; 23) a reduction in our lower-cost funding sources; 24) changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; 25) our inability to adapt to technological changes; 26) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 27) our inability to retain key employees; 28) demand for loans and deposits in our market areas; 29) changes in New York City rent regulation law; 30) changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary and fiscal policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; 31) changes in accounting policies and practices; and/or 32) other unexpected material adverse changes in our financial condition, operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

Appendix A: Supplemental Information & Franchise Overview

Bedminster New York City Melville NEW YORK NEW JERSEY CONNECTICUT PENNSYLVANIA Greenville Rye Brook Princeton Morristown Summit Red Bank Lakewood Teaneck DE Peapack Private Bank & Trust Financial Centers Garden City Peapack Private The Premier Alternative to the Mega Banks in Metropolitan New York $13.1B Wealth AUM $6.8B Deposits $6.4B Loans  14% ▲ 12% ▲ 14% ▲ CAGR Since 2012 Founded in 1921, Peapack Private is the boutique alternative to large banks in the Metropolitan New York region, delivering white glove service through a single point of contact model. Grounded in an established wealth franchise, Peapack Private has demonstrated the ability to scale and compete for over the past decade. Strategic expansion underway throughout Metropolitan NY began in 2023; headcount has increased by more than 30% over that time and performance continues to exceed expectations.

The Peapack Private Client Experience Net Promoter Score Client satisfaction substantially exceeds the U.S. Banking Industry Benchmark Elevated boutique banking experience Distinct alternative to large banks with a refined, client-first service philosophy Personalized, relationship-driven service model Dedicated Relationship Manager delivering tailored solutions Trusted advisor approach built on integrity Transparent, professional interactions that foster long-term client relationships High-touch, responsive client experience and ease of doing business Clear communication, efficient processes, and seamless client interactions Net Promoter Score Momentum 41 57 65 NPS UP +24 Points Since 2023 Banking Industry Benchmark1 Based on Real Client Feedback See page 19 for notes and important information.

Appendix B: Notes & Financial Tables

Notes First Quarter 2026 Highlights slide See Non-GAAP Financial Measurement Reconciliation included in these appendices. Quarterly Earnings Momentum slide See Non-GAAP Financial Measurement Reconciliation included in these appendices. See Non-GAAP Financial Measurement Reconciliation included in these appendices. Proactive Capital Actions to Support Growth slide See Non-GAAP Financial Measurement Reconciliation included in these appendices. Deposit Trends slide Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service. Loan Trends slide 1) Gross loans include loans held for sale. Net Interest Income slide 1) Incremental spread is defined as the weighted average loan coupon of loans originated in the period less the average cost of newly funded deposit accounts for the same period. Balance Sheet Strength slide Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service. Total available liquidity defined as cash plus cash equivalents plus available-for-sale securities plus borrowing capacity less borrowings, letters of credit, and pledged securities plus customer deposits held off balance sheet. Growth rates are calculated from 12/31/2023 through 3/31/2026. Credit Quality slide 1) New York Rent Regulated Multifamily. Net Promoter Score slide 1) U.S. Banking Industry benchmark data source is Qualtrics, an international leader in client surveys and net promoter score.

Balance Sheet & AUM/AUA Summary

Asset Quality 1) Amounts reflect modifications that are paying according to modified terms. 2) Excludes modifications included in nonaccrual loans of $3.9 million at March 31, 2025, $36.0 million at December 31, 2025 and $19.6 million at March 31, 2026. 3) Excludes a credit of $23,000 at March 31, 2025, provision of $12,000 at December 31, 2025 and provision of $5,000 at March 31, 2026 related to off-balance sheet commitments. 4) Includes charge-offs of $6.3 million related to two multifamily loans for the quarter ended December 31, 2025.  Includes charge-offs of $7.8 million related to two commercial and industrial loans and $3.5 million to one multifamily loan for the quarter ended March 31, 2026. 5) Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL.

Capital Summary 1) Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively.  Tangible equity as a percentage of tangible assets at quarter end is calculated by dividing tangible equity by tangible assets at quarter end.  See Non-GAAP financial measures reconciliation included in these tables. 2) Tangible book value per share excludes intangible assets.  Tangible book value per share is calculated by dividing tangible equity by quarter end common shares outstanding.  See Non-GAAP financial measures reconciliation tables.

Quarterly Income Statement 1) Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table.

Non-GAAP Financial Measurement Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

Non-GAAP Financial Measurement Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Pre-Provision Net Revenue (“PPNR”) is a non-GAAP financial measure used by the Company to assess the earnings available to absorb credit losses and support capital from its core banking operations. PPNR is defined as: Net interest income (GAAP) + Noninterest income (GAAP) − Noninterest expense (GAAP) It excludes the provision for credit losses and income tax expense. PPNR is not a substitute for net income as reported under GAAP, and the calculation may differ from similarly-named measures at other institutions.

Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@peapackprivate.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@peapackprivate.com CONTACTS John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@peapackprivate.com Matthew P. Remo SVP | Managing Principal – Treasurer & Head of Corporate Finance (908) 872-9899 mremo@peapackprivate.com CORPORATE HEADQUARTERS 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 peapackprivate.com